Business combinations and capital reorganization (Details 1) - Zetta Health Analytics SA R$ in Thousands	Aug. 31, 2022 BRL (R$)
Acquisition-date fair value of total consideration transferred [abstract]
Cash and cash equivalents	R$ 857
Trade receivables	841
Other assets	420
Deferred tax assets	1,531
Refundable obligations	4,504
Intangible assets	6,332	[1]
Deferred tax liabilities	(2,152)
Other liabilities	(823)
Labor and social security obligations	(4,504)
Identifiable assets acquired (liabilities assumed)	R$ 7,006

[1]	For the purchase price allocation, the following intangible assets were identified. The valuation techniques used for measuring the fair value of separately identified intangible assets acquired were as follows:

Assets	Amount	Method	Expected amortization period

Customer list	2,212	Multi-period excess earning method	6.4 years
Technology	4,120	Relief from royalty	5 years